OTHER COMMITMENTS AND CONTINGENCIES OTHER COMMITMENTS AND CONTINGENCIES (Notes)	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
25. OTHER COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	2013	2012
Book value of vessels and equipment secured against long-term loans and capital leases	1,409,284	1,192,779

Other contractual commitments and contingencies

Insurance

We insure the legal liability risks for our shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. If that tax depreciation ultimately proves not to be available to the lessors, or is recovered from the lessor as a result of adverse tax rate changes or rulings, or in the event we terminate one or more of our leases, we would be required to return all or a portion of, or in certain circumstances significantly more than the upfront cash benefits that we received, together with fees that were financed in connection with our lease financing transactions, post additional security or make additional payments to our lessors. As of December 31, 2013, we have one remaining UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of December 31, 2013, there was a net accrued loss of approximately $0.3 million.

Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the remaining lease (including the other vessels previously financed by UK tax leases) or in relation to the restructuring terminations in 2010.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business.

PT Golar Indonesia, our subsidiary that is both the owner and operator of the NR Satu, has been notified of a claim that may be filed against it by PT Rekayasa, a subcontractor of the charterer, PT Nusantara Regas, claiming that Golar and its subcontractor caused damage to the pipeline in connection with the FSRU conversion of the NR Satu and the related mooring. As of the current date, no suit has been filed and we are of the view that, were the claim to be filed with the Indonesian authorities, any resolution could potentially take years. We continue to believe we have meritorious defences against these claims, however, we are currently involved in compromise settlement discussions with the other parties. An estimate of the compromise settlement amount is between $2 million and $4.8 million. Accordingly, we have provided for a $2 million loss contingency (recorded in current liabilities), but have also recognized an asset for the same, on the basis that we consider it probable that this loss will be recoverable from our subcontractor, who is also a party to these settlement discussions. In addition, as part of the acquisition of NR Satu in July 2012, Golar has also agreed to indemnify us against any such non-recoverable losses.